Exhibit 32.1

                              SECTION 1350 CERTIFICATIONS

        Pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of 1-800-FLOWERS.COM, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

        (1) the quarterly report on Form 10-Q of the Company for the quarterly period ended December 28, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; as amended; and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  February 10, 2004                        /s/James F. McCann
-------------------------                        ------------------------
                                                 James F. McCann
                                                 Chairman and Chief Executive
                                                 Officer



                           SECTION 1350 CERTIFICATIONS

    Pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of 1-800-FLOWERS.COM, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

        (1) the quarterly report on Form 10-Q of the Company for the quarterly period ended December 28, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; as amended; and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:  February 10, 2004                        /s/William E. Shea
-------------------------                        ------------------------
                                                 William E. Shea
                                                 Senior Vice President and
                                                 Chief Financial Officer